Exhibit 99.1

FOR IMMEDIATE RELEASE

STIFEL TO ACQUIRE BARCLAYS’ WEALTH AND

INVESTMENT MANAGEMENT, AMERICAS

ST. LOUIS, June 8, 2015 – Stifel Financial Corp. (NYSE: SF) today announced that it has entered into a definitive purchase agreement to acquire Barclays’ Wealth and Investment Management, Americas franchise in the U.S. (“Barclays Wealth Americas”).

As of May 31, 2015, Barclays had approximately 180 financial advisors in the U.S. managing approximately $56 billion in total client assets. In addition, Barclays’ business had on balance sheet assets of approximately $1.4 billion and client loans of approximately $1.5 billion held through Barclays’ clearing firm. Barclays’ advisory business is concentrated in New York and 11 other major metropolitan cities in the U.S.

As part of this agreement, Stifel will be the U.S. private wealth distribution partner for certain of Barclays’ equities and credit new issue securities in the U.S.

“We are excited about today’s announcement and our continued growth in our Global Wealth Management business. Barclays’ Wealth franchise in the U.S. is a high-touch, high-service business for sophisticated clients. Combining the depth of Barclays’ franchise and breadth of Stifel’s product offerings, coupled with an entrepreneurial and client-focused culture, will create the premier wealth management platform in the industry today. Importantly, we know that you do not acquire people, but we are excited about partnering with the professionals at Barclays,” said Ronald J. Kruszewski, Chairman and CEO of Stifel.

Barclays’ Chief Executive of Global Wealth and Investment Management, Akshaya Bhargava, said, “The sale of our U.S. Wealth franchise to Stifel represents a good outcome for Barclays and for our clients. We are pleased to have been able to find in Stifel a buyer that is committed to helping the franchise to grow over the long term, and providing for our clients an expanded range of products and services.”

The transaction is expected to close in mid-November of 2015, subject to regulatory approvals and customary conditions. Stifel’s lead financial advisor was Keefe, Bruyette & Woods, Inc., a Stifel company, and Stifel was represented by Bryan Cave LLP.

Conference Call Information

The Company’s management will host a conference call today, Monday, June 8, 2015 at 8:30 a.m. Eastern time to review this announcement. The conference call may include forward-looking statements.

All interested parties are invited to listen to the conference call by dialing (877) 876-9938 and referencing conference ID 63045614. A live audio webcast of the call, as well as a presentation, will be available through Stifel’s web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Stifel Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc., and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and 1919 Investment Counsel & Trust Company offer trust and related services. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

About Barclays U.S. Wealth and Investment Management Franchise

With 12 offices in the US, Barclays Wealth and Investment Management provides comprehensive wealth management solutions to high net worth individuals and families. The firm focuses on providing highly customized investment solutions to clients, in alignment with their long-term risk tolerance, personal aspirations, specific financial needs and investment profile. Barclays offers wealth management products and services to its clients through Barclays Bank PLC (“BBPLC”) and functions in the United States through Barclays Capital Inc. (“BCI”), an affiliate of BBPLC. BCI is a registered broker dealer and investment adviser, regulated by the US Securities and Exchange Commission, with offices at 200 Park Avenue, New York, New York 10166. Member FINRA and SIPC.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release that relate to the future plans, events, expectations, performance, objectives, and the like of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its other subsidiaries (collectively, “Stifel” or the “Company”) and Barclays Wealth and Investment Management, Americas (“Barclays”), may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks, and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements.

The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the transaction in a timely manner; (2) the inability to complete the transaction due to the failure to adopt the transaction agreement and approval of the transaction or the failure to satisfy other conditions to completion of the transaction, including required regulatory and other approvals; (3) the failure of the transaction to close for any other reason; (4) the possibility that the integration of Barclays business and operations with those of Stifel may be more difficult and/or take longer than anticipated, may be more costly than anticipated, and may have unanticipated adverse results relating to Barclays or Stifel’s existing businesses; (5) the challenges of integrating and retaining key employees; (6) the effect of the announcement of the transaction on Stifel’s, Barclays, or the combined company’s respective business relationships, operating results, and business generally; (7) the possibility that the anticipated synergies and cost savings of the transaction will not be realized, or will not be realized within the expected time period; (8) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (9) the challenges of maintaining and increasing revenues on a combined company basis following the close of the transaction; (10) diversion of management’s attention from ongoing business operations and opportunities; (11) general competitive, economic, political, and market conditions and fluctuations; (12) actions taken or conditions imposed by the United States and foreign governments; (13) adverse outcomes of pending or threatened litigation or government investigations; (14) the impact of competition in the industries and in the specific markets in which Stifel and Barclays, respectively, operate; and (15) other factors that may affect future results of the combined company described in Stifel’s filings with the U.S. Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in Stifel’s Form 10-K for the fiscal year ended December 31, 2014. Readers are strongly urged to read the full cautionary statements contained in those materials. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Stifel Investor Relations Contact

Sarah Anderson, (415) 364-2500

investorrelations@stifel.com

Barclays Corporate Communications

Mark Lane, Tel (212) 412-1413, Mobile (201) 253-9612

mark.lane@barclays.com